UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO. )

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                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))

[_]      Definitive Proxy Statement

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[_]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                         CB Richard Ellis Services, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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                         CB RICHARD ELLIS SERVICES, INC.
                          200 NORTH SEPULVEDA BOULEVARD
                          EL SEGUNDO, CALIFORNIA 90245



June 27, 2001


Dear Fellow Stockholder:

We have previously sent to you proxy material for the Special Meeting of Stockholders of CB Richard Ellis Services, Inc., to be held on July 18, 2001. YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE MERGER WITH BLUM CB CORP. The Board acted upon the unanimous recommendation of a special committee of independent directors who would have no economic interest in CB Richard Ellis Services or CBRE Holding following the merger.

Approval of the merger requires the affirmative vote of the holders of a majority of all outstanding shares and the affirmative vote of the holders of two-thirds of the outstanding shares not owned by members of the buyout group or their affiliates. THEREFORE, YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU MAY OWN. IF YOU HAVE NOT YET VOTED, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE POSTAGE-PAID ENVELOPE PROVIDED.

Very truly yours,

/s/ James J. Didion

James J. Didion
Chairman of the Board



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                            YOUR VOTE IS IMPORTANT!

             If you have any questions, or need assistance in voting
                 your shares, please call our proxy solicitor,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, AT 1-888-750-5834.


                                 IMPORTANT NOTE:
                IF YOU HOLD YOUR SHARES THROUGH A BANK OR BROKER,
           YOU MAY BE ABLE TO VOTE BY TELEPHONE, OR VIA THE INTERNET.
             PLEASE CALL INNISFREE AT 1-888-750-5834 FOR ASSISTANCE.

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